CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE CERUS CORPORATION HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO CERUS CORPORATION IF PUBLICLY DISCLOSED.

Exhibit 10.8

This Amendment #2 to the Amended and Restated Manufacturing and Supply Agreement (this “Amendment”) is made as of December 23, 2020, by and between Fresenius Kabi Deutschland GmbH, a company organized under the laws of Germany (together with its affiliates “Fresenius Kabi”), and Cerus Corporation, a company organized under the laws of the State of Delaware (“Cerus”). Each of the foregoing are parties to that certain Amended and Restated Manufacturing and Supply Agreement, effective as of July 1, 2015 (as amended, restated or otherwise modified, the “Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth therefor in the Agreement.

Recitals

WHEREAS, the parties desire to amend the Agreement as provided in this Amendment; and

WHEREAS, this Amendment is an amendment of the Agreement pursuant to and within the scope of Section 12.4 of the Agreement.

Amendment

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.The definition of the term “Funded Projects” is hereby amended in its entirety to read as follows:

“Funded Projects” means the projects set forth on Exhibit F.

2.Section 2.2(c) of the Agreement is hereby amended in its entirety to read as follows:

Changes in Manufacturing Location. The Fresenius Kabi facility in La Châtre, France shall be the primary manufacturing site and product development support center for the Manufactured Products (the “Facility”). Fresenius Kabi will not make any change in its manufacturing location without Cerus’ prior written consent, which consent will not be unreasonably withheld or delayed, and, in any event, will not change any location until the new location is fully-qualified and licensed with each applicable Party’s regulatory group for the manufacture of the Manufactured Products for sale or clinical testing. Changes in manufacturing location include changes in manufacturing location for raw materials, components, subassemblies, or finished goods; changes in location or subcontractor for sterilization processes; and changes in chemical and physical facilities.  In the event that annual production volumes for a Manufactured Product reach [***] or more of the maximum annual production capacity for the Facility, as set forth in the Business

Continuity Plan Fresenius Kabi shall identify and qualify a second Fresenius Kabi facility with ISO 13485 certification and an FDA establishment license for the manufacture of the applicable Manufactured Product, which second facility shall have low overhead and labor costs associated with the manufacture of goods (the “Second Facility”).  The transfer pricing for Manufactured Products manufactured at such Second Facility shall be subject to mutual agreement by the Parties based on good faith discussions, taking into account Fresenius Kabi’s costs and cost savings, the effects of any efficiencies realized as a result, any amortization of capital equipment costs incurred and contemplated by Section 4.4(c) hereof, and such other factors as may be reasonably relevant; provided, however, in no event shall such prices exceed those as set forth on Exhibit D-1 or, with respect to [***], Exhibit D-1A.  Allocation of costs for any such changes is further described in Section 4.4(c).

3.Section 4.1(a) of the Agreement is hereby amended in its entirety to read as follows:

Transfer Pricing for Sets.  The [***] transfer price at which the Sets will be invoiced to Cerus (the “Transfer Price”) for the Current Pricing Term shall be determined based upon the [***].  For [***], Fresenius Kabi shall invoice Cerus the Transfer Price for [***], which price shall be reconciled against [***] and the difference invoiced or credited within [***] of the [***].  Notwithstanding anything to the contrary, in the event [***], the price shall [***].  The Transfer Price [***] is set forth on Exhibit D-1 and the Transfer Price [***] is set forth on Exhibit D-1A.  The Transfer Prices set forth on Exhibits D-1 and D-1A include the “Cerus Transfer Price” for the Cerus-Supplied Materials as set forth in Exhibit D-2.

4.Section 4.1(c) of the Agreement is hereby amended in its entirety to read as follows:

Transfer Pricing for New Manufactured Products. The initial transfer price for the RBC Sets, or any Components or New Product to be manufactured and supplied by Fresenius Kabi that is not manufactured and supplied by Fresenius Kabi to Cerus as of the Effective Date, shall be negotiated in good faith by the Parties and shall be set at an amount equal to [***] percent ([***]%) of the Cost of Goods for the applicable product (the “New Product Transfer Price”); provided however, that the pricing for Intersol Solution shall be in accordance with Section 18 of the Commercialization Agreement. Such New Product Transfer Price shall be fixed for a period of [***] years. Thereafter, adjustments to the New Product Transfer Price of such product shall be done in accordance with Sections 4.1(d) and (e) below. Further, the Parties shall negotiate in good faith discounted transfer pricing for such Components or New Products based on [***] consistent with the [***] set forth on Exhibit D-1 or Exhibit D-1A, respectively. In order to verify the Cost of Goods comprising the New Product Transfer Price pursuant to this Section 4.1(c), Fresenius Kabi shall provide to Cerus a written report of the calculation of the Cost of Goods for the applicable product at least [***] days prior to the commencing manufacture of such Components or New Products, as applicable. Cerus shall have the right to cause an independent, certified public accounting firm selected from among the “Big 4” nationally recognized accounting firms, or such other firm of national standing that is reasonably acceptable to Fresenius Kabi to audit Fresenius Kabi’ records relating to the Cost of Goods for such product to confirm the amount of the costs and expenses reflected in such report. The accounting firm shall be obligated to keep in strict confidence his findings also vis-à-vis Cerus and will inform Cerus and Fresenius Kabi only about whether or not the calculation of the applicable New Product Transfer Price has been correct and the amount, if any, of the deviation from the charged New Product Transfer Price. Cerus shall bear the full cost of such audit unless such audit discloses an over-charging by Fresenius Kabi of [***] percent ([***]%) or more, in which event Fresenius Kabi shall bear the costs of such audit.

5.Section 4.1(d) of the Agreement is hereby amended in its entirety to read as follows:

Pricing Negotiation for New Pricing Terms.  Pricing discussions with respect to the Transfer Price to be in effect for each calendar year beginning with [***] through the remainder of the Initial Term (the “Remainder Term”) shall begin no later than [***], and the parties shall negotiate the new Transfer Price for such Remainder Term in good faith.  The new Transfer Price set forth on Exhibit D-1A shall take effect beginning [***].  Pricing discussions with respect to the Transfer Price to be in effect for [***] for the Remainder Term, or for any Renewal Term, shall commence no later than [***] of the calendar year preceding each such calendar year or Renewal Term and shall be subject to the good faith negotiation of the Parties with respect thereto. The new Transfer Price shall take effect [***] of the calendar year immediately following such pricing discussions or, with respect to a Renewal Terms, [***] of the first calendar year of such Renewal Term.

6.A new Exhibit D-1A shall be inserted in the Agreement, which exhibit is attached hereto as Attachment 1.

7.Exhibit D-2 of the Agreement is hereby amended in its entirety to read as Attachment 2 attached hereto.

8.Except as modified herein, the provisions of the Agreement shall remain unchanged and in full force and effect.

9.This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the last date set forth below.

Fresenius Kabi Deutschland GmbH

By: /s/ Dr. Christian Hauer

Name:Dr. Christian Hauer

Title:President TCT Division

By: /s/ Dirk Roehner

Name:Dirk Roehner

Title:CFO TCT Division

Cerus Corporation

By: /s/ Kevin D. Green

Name: Kevin D. Green

Title: Vice President Finance and Chief Financial Officer

SIGNATURE PAGE

ATTACHMENT 1

EXHIBIT D-1A

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ATTACHMENT 1

ATTACHMENT 2

EXHIBIT D-2

Cerus Transfer Pricing

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